Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Vertical Bridge Holdings, LLC
750 Park of Commerce Drive, Suite 200
Boca Raton, Florida 33487

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Vertical Bridge Holdings, LLC (the “Company”), Barclays Capital Inc. (“Barclays”) and Deutsche Bank Securities Inc. (collectively, the “Specified Parties”) related to their evaluation of certain information with respect to a wireless communication portfolio of tower sites and the related tenant leases in connection with the proposed offering of VB-S1 Issuer, LLC, Secured Tower Revenue Notes, Series 2020-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Sample Selection Procedures:

On April 22, 2020, representatives of Barclays, on behalf of the Company, provided us with (i) a computer-generated data file and related record layout (the “Statistical Data File”) containing data with respect to 2,924 tower sites (the “Tower Sites”) and the related 4,719 tenant leases (the “Tenant Leases”) and (ii) a listing (the “Sample Listing”) that included (a) 100 Tower Sites (the “Sample Sites”) and (b) 158 Tenant Leases related to the Sample Sites (the “Sample Tenant Leases”).  We make no representations as to the selection criteria used in determining the Sample Sites or the Sample Tenant Leases.

File Review Procedures of the Sample Sites:

For each of the Sample Sites, we performed comparisons of the wireless communication tower site characteristics (the “Tower Site Characteristics”) set forth on the Statistical Data File and indicated below.

Tower Site Characteristics
1.	Ground interest	6.	Monthly ground rent expense*
2.	Site state	7.	Monthly revenue share rent expense*
3.	Tower type	8.	Ground lease expiration date@
4.	Tower height	9.	Site operating expense*
5.	Monthly revenue*	10.	CAM Revenue*
* As of March 31, 2020
@ For Sample Sites with a ground interest of “leased” set forth on the Ground Lease Agreement (as defined below).

We compared Tower Site Characteristic 1. to the corresponding information set forth on or derived from the ground lease agreement or any amendments thereto (collectively, the “Ground Lease Agreement”), “Title Insurance Policy,” “Deed” or “Easement Agreement.”

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We compared Tower Site Characteristics 2. through 4. to the corresponding information set forth on or derived from photographs, site audits, engineering reports or construction drawings set forth in the Company records (collectively, the “Engineering Records”).  At your instruction, we did not perform any comparisons for Sample Sites identified to us, by representatives of the Company, as “TMO Short Sites” or utility pole.  Further, at your instruction, with respect to Tower Site Characteristic 4., differences of 10 feet or less were deemed to be “in agreement.”

With respect to Tower Site Characteristic 5., we summed the monthly revenue of each tenant lease relating to each Sample Site (as set forth on the Statistical Data File) and compared the results of each summation to the corresponding monthly revenue set forth on the Statistical Data File.  Further, at your instruction, differences less than the greater of $50 or 2.5% of the monthly revenue indicated on the Statistical Data File were deemed to be “in agreement.”

With respect to Tower Site Characteristics 6., for Sample Sites with a ground interest of (i) “owned” (as set forth on or derived from the Title Insurance Policy or Deed), we observed a value of zero on the Statistical Data File for the monthly ground rent expense, (ii) “leased” (as set forth on or derived from the Ground Lease Agreement), we compared the monthly ground rent expense (as set forth on the Statistical Data File) to the corresponding information set forth on or derived from the Ground Lease Agreement or (iii) “easement” (as set forth on or derived from the Easement Agreement), we did not perform any comparison.

With respect to Tower Site Characteristic 7., representatives of the Company provided us with screen shots from the Company’s servicing system containing the monthly revenue share rent expense for each tenant lease related to the Sample Sites identified by the Company as having a revenue share requirement (the “Revenue Share Screen Shots”).  Further, at your instruction, differences less than the greater of $50 or 2.5% of the monthly revenue share rent expense indicated on the Statistical Data File were deemed to be “in agreement.”

We compared Tower Site Characteristic 8. to the corresponding information set forth on or derived from the Ground Lease Agreement.  Further, at your instruction, differences of 90 days or less were deemed to be “in agreement.”

With respect to Tower Site Characteristic 9., we recomputed the site operating expense as the sum of the (i) monthly ground rent expense (as determined above), (ii) monthly insurance expense, monthly maintenance expense, monthly monitoring expense and monthly utility expense (each determined using methodologies provided to us by the Company and the Statistical Data File) and (iii) monthly property tax expense (as set forth on the “Unaudited Trial Balance” provided to us by the Company) and compared the results of each summation to the corresponding site operating expense set forth on the Statistical Data File.

We compared Tower Site Characteristic 10. to a query prepared and delivered to us by the Company on April 24, 2020 (the “CAM Revenue Query”).  Additionally, with respect to our comparison of Tower Site Characteristic 10., for Sample Sites with an acquisition portfolio name of “Century Link” (as set forth on the Statistical Data File), we were instructed to recompute the CAM revenue as 50% of the site operating expense (as determined above).

The Tower Site documents described above (including the CAM Revenue Query) and any other related documents used in support of the Tower Site Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Tower Site Documentation.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tower Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Tower Site Documentation.  In addition, we make no representations as to whether the Tower Site Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Sites.

File Review Procedures of the Sample Tenant Leases:

For each of the Sample Tenant Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Statistical Data File and indicated below.

Tenant Lease Characteristics
1.	Parent	7.	Total number of renewals*
2.	Lease current expiration date*	8.	Renewals remaining*
3.	Lease final expiration date	9.	Current term end (months)*
4.	Lease escalation frequency	10.	Final term end (months)
5.	Escalation type	11.	Monthly revenue*
6.	Billing frequency	12.	Escalation percentage

* As of March 31, 2020

We compared Tenant Lease Characteristics 1. through 10. to the corresponding information set forth on or derived from the tenant lease agreement and amendments (collectively, the “Tenant Lease Agreement”). Further, at your instruction, for purposes of our comparisons of (i) Tenant Lease Characteristics 2. and 3., differences of 90 days or less are deemed to be “in agreement” and (ii) Tenant Lease Characteristics 9. and 10., differences of three months or less are deemed to be “in agreement.”

We compared Tenant Lease Characteristics 11. and 12. to the corresponding information set forth on or derived from the Tenant Lease Agreement.  For purposes of our comparisons, in instances in which the Tenant Lease Agreement refers to a variable escalation increase based on the consumer price index (“CPI”) or producer price index (“PPI”), we were instructed to compare the monthly revenue and escalation percentage to screen shots, provided to us by the Company, from the Company’s servicing system (the “Servicing System Screen Shots”).  Further, at your instruction, with respect to Tenant Lease Characteristic 11., differences less than the greater of $50 or 2.5% of the monthly revenue indicated on the Statistical Data File were deemed to be “in agreement.”

The Tenant Lease documents indicated above (including the Servicing System Screen Shots) and any other related documents provided in support of the Tenant Lease Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  Further, we make no representations as to whether the Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Tenant Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Tower Site Characteristics and Tenant Lease Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Tower Site Documentation and Tenant Lease Documentation, respectively, except as described in Appendix A for the Tower Site Characteristics and Appendix B for the Tenant Lease Characteristics.  Supplemental information is contained on Appendix C and Appendix D.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the wireless communication sites and the related tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the wireless communication sites or the related tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.   We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 4, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 4, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Tower Site Characteristics

1	One difference in tower type.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 4, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Tenant Lease Characteristics
1	One difference in lease final expiration date.
2	One difference in total number of renewals.
3	One difference in renewals remaining.
4	One difference in final term end.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 4, 2020

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Site number	Tower Site Characteristic	Tower Site Characteristic set forth on the Statistical Data File	Tower Site Characteristic set forth on the Tower Site Documentation

1	US-CA-4037	Tower type	Utility Pole	Monopole

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 4, 2020

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Tenant Lease number	Tenant Lease Characteristic	Tenant Lease Characteristic set forth on the Statistical Data File	Tenant Lease Characteristic set forth on or derived from the Tenant Lease Documentation

1	8533	Lease final expiration date	3/31/2057	3/31/2042
2	8533	Total number of renewals	6	3
3	8533	Renewals remaining	6	3
4	8533	Final term end	444 months	264 months

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.